Exhibit 10.20
Execution Version
STOCK SUBSCRIPTION AGREEMENT
     This STOCK SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of November 6, 2007, is made by and among K12 Inc., a Delaware corporation, with headquarters located at 2300 Corporate Park Drive, Herndon, Virginia 20171 (the “Company”), and KB Education Investments Limited, a company organized under the laws of the British Virgin Islands (the “Investor”).
RECITALS:
     A. The Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Regulation S of the Securities Act of 1933, as amended (the “Securities Act”); and
     B. The Investor desires to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the maximum amount of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), purchasable for an aggregate purchase price of $15,000,000.00 (“Purchase Price”).
AGREEMENT
     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms used in this Agreement shall be construed to have the meanings set forth below:
          (a) “430A Information”, with respect to any registration statement, means information included in a prospectus and retroactively deemed to be a part of such registration statement pursuant to Rule 430A(b).
          (b) “430C Information”, with respect to any registration statement, means information included in a prospectus then deemed to be a part of such registration statement pursuant to Rule 430C.
          (c) “Business Day” means any day except Saturday, Sunday and any day that is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
          (d) “Closing” means the closing of the purchase and sale of the Common Shares pursuant to Section 2.1.
          (e) “Closing Date” means the date upon which the shares of Common Stock registered pursuant to the S-1 are purchased by the underwriters pursuant to the Underwriters

Agreement. The Closing shall occur immediately prior to the closing of the purchase and sale by the underwriters of the shares of Common Stock pursuant to the terms of the Underwriting Agreement.
          (f) “Commission” means the United States Securities and Exchange Commission.
          (g) “Common Shares” means the aggregate amount of shares of Common Stock to be purchased by the Investor, which shall be equal to the Purchase Price divided by the Per Share Price.
          (h) “Company Counsel” means Latham & Watkins LLP, counsel to the Company.
          (i) “Demand Date” means the date on which the Company receives a Demand Notice.
          (j) “Disclosure Materials” means documents and information relating to the Company’s business, management, and financial affairs listed on Schedule I hereto, which were provided to the Investor by the Company in connection with Investor’s due diligence process completed prior to the date hereof.
          (k) “Distribution Compliance Period” shall have the meaning set forth in Rules 902(f) and 903(b)(3)(iii) of Regulation S.
          (l) “Effective Date” means the date that the S-1 is first declared effective by the Commission.
          (m) “Effectiveness Deadline” means, (i) with respect to the initial Registration Statement required to be filed pursuant to Section 5.1(a), the date that is 45 days after the Filing Date applicable to such Registration Statement or, in the event that the Registration Statement is subject to the Commission’s review, the date that is 90 days after such Filing Deadline, and (ii) with respect to any additional Registration Statement(s) that may be required to be filed pursuant to Section 5.1(b), the 120th day following (a) the date or time on which the Commission shall indicate as being the first date or time that such Registrable Securities may then be included in a Registration Statement if such Registration Statement is required because the Commission shall have notified the Company that certain Registrable Securities were not eligible for inclusion on a previously filed Registration Statement, or (b) if such additional Registration Statement is required for a reason other than as described in (a) above, the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement(s) is required.
          (n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (o) “Holder” means an Investor or any transferee or assignee thereof to whom an Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Article IX hereof and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Article IX hereof.
          (p) “Filing Deadline” means, with (i) respect to the initial Registration Statement required to be filed pursuant to Section 5.1(a), the date that is 45 days after the Demand Date,

provided, however, that the Company may extend such date for up to an additional 45 days if in the Company’s reasonable business judgment the Company is in possession of material non-public information regarding its business, results of operations or financial condition and that early disclosure of such information could cause material harm to the Company and (ii) with respect to any additional Registration Statements that may be required pursuant to Section 5.1(b), the 60th day following (a) the date or time on which the Commission shall indicate as being the first date or time that such Registrable Securities may then be included in a Registration Statement if such Registration Statement is required because the Commission shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion on a previously filed Registration Statement, or (b) if such additional Registration Statement is required for a reason other than as described in (a) above, the date on which the Company first knows, or reasonably should have known, that such additional Registration Statements is required.
          (q) “Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.
          (r) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
          (s) “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened in writing.
          (t) “Per Share Price” means the per share “Price to Public” set forth on the cover of the prospectus filed with the Commission by the Company pursuant to Rule 424(b) of the Securities Act in connection with the initial public offering of the Company’s Common Stock, which shall be the price per share paid by the underwriters pursuant to the Underwriting Agreement excluding commissions and discounts.
          (u) “Registrable Securities” means all of the Common Shares sold pursuant to this Agreement, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.
          (v) “Registration Period” means the period between the date of this Agreement and the earlier of (i) the date on which all of the Registrable Securities have been sold by the Holders pursuant to an effective Registration Statement or (ii) the date on which all of the Registrable Securities may be sold without registration and without restriction as to the number of Registrable Securities that may be sold under Rule 144 or otherwise.
          (w) “Registration Statement” means a registration statement or registration statements of the Company on Form S-1 or S-3 filed under the Securities Act during the Registration Period.
          (x) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined above) in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the Commission.

          (y) “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          (z) “Rule 415” means Rule 415 promulgated under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis.
          (aa) “S-1” means the Registration Statement on Form S-1 (Registration No. 333-144894), as amended, originally filed by the Company with the Commission on July 26, 2007.
          (bb) “Securities Act” means the Securities Act of 1933, as amended.
          (cc) “SEC Guidance” means (i) any publicly-available guidance, comment, press release or rule of general applicability of the SEC staff, or (ii) written comments, requirements or requests of the SEC staff to the Company in connection with the review of a Registration Statement or otherwise.
          (dd) “Short Sales” means, without limitation, all “short sales” as defined in Rule 3b-3 of the Exchange Act.
          (ee) “Statutory Prospectus” with reference to a particular time means the prospectus included in the S-1 immediately prior to that time, including any 430A Information or 430C Information with respect to such Registration Statement. For purposes of the foregoing definition, 430A Information shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) or Rule 462(c) and not retroactively.
          (ff) “Stockholders” means the holders of the Company’s securities party to the Second Amended and Restated Stockholders Agreement between the Company and the persons listed on the Schedule of Stockholders attached thereto.
          (gg) “Subsidiary” means any “significant subsidiary” as defined in Rule 1-02(w) of the Regulation S-X promulgated by the Commission under the Exchange Act.
          (hh) “Trading Market” means New York Stock Exchange or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.
          (ii) “Underwriting Agreement” refers to an Underwriting Agreement in substantially the form to be filed by the Company pursuant to Item 601(b)(1) of Regulation S-K as adopted by the Commission.
          (jj) “U.S. Person” shall have the meaning set forth in Rule 902(k) of Regulation S.
ARTICLE II
PURCHASE AND SALE OF COMMON SHARES
     2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company will issue and sell to the Investor, and the Investor will purchase from the

Company the Common Shares. The Closing shall take place at the offices of the Company Counsel on the Closing Date or at such other location or time as the parties may agree.
     2.2 Closing Deliveries.
          (a) At the Closing, the Company shall deliver or cause to be delivered to the Investor evidence of delivery of an irrevocable instruction letter to the Company’s transfer agent instructing the transfer agent to deliver a stock certificate evidencing the Common Shares to the Investor within ten Business Days of such instruction.
          (b) At the Closing, the Investor shall deliver or cause to be delivered to the Company the Purchase Price, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
     The Company hereby represents and warrants to the Investor that:
     3.1 Subsidiaries. The Company has no direct or indirect Subsidiaries other than as specified in the Disclosure Materials. Except as set forth in the Disclosure Materials, the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, other than restrictions on transfer under applicable securities laws, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.
     3.2 Organization and Qualification. Each of the Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority to own, lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned or leased by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have (i) a material and adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material and adverse effect on the results of operations, assets, capitalization, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse impairment to the Company’s ability to perform on a timely basis its obligations under this Agreement and the transactions contemplated hereby (as used in this Agreement, any of (i), (ii) or (iii), shall be referred to as a “Material Adverse Effect”).
     3.3 Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company, its officers, directors and stockholders and no further action is required by such parties in connection therewith other than the filings referred to in Section

3.5 hereof. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
     3.4 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or any stockholders agreement between the Company and holders of the Company’s equity securities, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not, individually or in the aggregate, have a Material Adverse Effect.
     3.5 Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of Article V hereof, (ii) filings with the Commission required by the Exchange Act as a result of the transactions contemplated hereby, and (iii) those that have been made or obtained prior to the date of this Agreement.
     3.6 Issuance of the Common Shares. The purchased Common Shares have been duly authorized for issuance and sale by all necessary action by the Company and its stockholders and, when issued, delivered and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and shall not be subject to preemptive or similar rights of stockholders.
     3.7 Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company’s various option and incentive plans is set forth in the Disclosure Materials as of the date set forth therein. Except as set forth in the Disclosure Materials, there are no outstanding options, warrants, rights to subscribe to, or securities or rights convertible into, any shares of capital stock of the Company. No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement, and, except as set forth in the Disclosure Materials, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Common Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.
     3.8 Financial Statements. The financial statements of the Company for the years ended June 30, 2007, June 30, 2006 and June 30, 2005, and the three interim quarters to March 31, 2007, included in the Disclosure Materials, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as of the date hereof. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods indicated (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments disclosed therein.
     3.9 Absence of Certain Changes. Except as disclosed in the Disclosure Materials, since June 30, 2007, there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, and the Company has not (i) varied its business plan or practices, in any material respect, from past practices, (ii) entered into any material financing, joint venture, license or similar arrangements or (iii) suffered or permitted to be incurred any liability or obligation against any of its properties or assets that would limit or restrict its ability to perform its obligations hereunder.
     3.10 Absence of Litigation. Except as disclosed in the Company’s Disclosure Materials, there is no Proceeding, or, to the Company’s knowledge, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries that would, individually or in the aggregate, have a Material Adverse Effect.
     3.11 Compliance. Neither the Company nor any Subsidiary (i) is in violation of any order of any court, arbitrator or governmental body, or (ii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not, individually or in the aggregate, have a Material Adverse Effect.
     3.12 Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Commission Reports, except where the failure to possess such permits would not, individually or in the aggregate, have a Material Adverse Effect (“Material Permits”), and to the Company’s knowledge neither the

Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit.
     3.13 Title to Assets. Each of the Company and its Subsidiaries has good title to or a valid leasehold interest in all of its properties that are material to their respective businesses, in each case free and clear of all Liens, except for (1) statutory liens not yet delinquent which are being contested in good faith by appropriate proceedings, and liens for taxes not yet due, (2) pledges of assets in the ordinary course of business to secure public deposits, (3) defects and irregularities of title and encumbrances that do not materially impair the use thereof for the purposes for which they are held, (4) mechanics’, materialmen’s, workmen’s, repairmen’s, warehousemen’s, carriers’ and other similar liens arising in the ordinary course of business, (5) properties and assets the loss of which would not, individually or in the aggregate, have a Material Adverse Effect, and (6) Liens disclosed in the Disclosure Materials.
     3.14 Intellectual Property Rights. The Company owns or possesses the licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated or as currently proposed to be operated (the “Intellectual Property”). Except as set forth in the Disclosure Materials, there are no material outstanding options, licenses or agreements relating to the Intellectual Property, nor is the Company bound by or a party to any material options, licenses or agreements relating to the patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names or copyrights of any other person or entity. Except as disclosed in the Disclosure Materials, there is no claim or action or proceeding pending or, to the Company’s knowledge, threatened that challenges the right of the Company with respect to any Intellectual Property. Except as set forth in the Disclosure Materials, to the knowledge of the Company, the Company’s Intellectual Property does not infringe any intellectual property rights of any other person which, if the subject of an unfavorable decision, ruling or finding would have a Material Adverse Effect.
     3.15 Employment Matters. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth in the Disclosure Materials, the Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company’s knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the Company’s knowledge, threatened nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of officers or key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.
     3.16 Transactions With Affiliates and Employees. Except as set forth in the Disclosure Materials, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.
     3.17 No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to the transaction contemplated hereby.
     3.18 Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and such Subsidiaries are engaged.
     3.19 Investment Company Status. The Company is not and upon consummation of the sale of the Common Shares under this Agreement and the distribution of Common Stock pursuant to the Underwriting Agreement will not be an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.
     3.20 Regulation S. To the Company’s knowledge, neither the Company nor any of its subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in “directed selling efforts” in the United States which is defined in Rule 902(c) of Regulation S to be any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Common Shares being offered hereby in reliance on Regulation S.
     3.21 Registration Rights. Except as provided in Article V hereof, the Company has not granted or agreed to grant, and is not under any obligation to provide, any rights to register the Common Shares under the Securities Act.
     3.22 Tax Status. The Company has timely made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has timely paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the knowledge of the Company, there are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. Except as set forth in the Disclosure Materials, the Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. Except as set forth in the Disclosure Materials, none of the Company’s tax returns is presently being audited by any taxing authority.
     3.23 Environmental Laws. Except as set forth in the Disclosure Materials, the Company (i) is in compliance with all applicable foreign federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing clauses, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.
     3.24 Statutory Prospectus. When filed, the Statutory Prospectus did not contained any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE INVESTORS
     Investor represents and warrants to the Company, with respect to itself and its purchase hereunder, that:
     4.1 Organization; Authority. Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The execution, delivery and performance of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of Investor. This Agreement has been duly executed by Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
     4.2 Experience of the Investor. Investor has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Shares, and has so evaluated the merits and risks of such investment. Such Investor is able to bear the economic risk of an investment in the Common Shares and, at the present time, is able to afford a complete loss of such investment.
     4.3 General Solicitation. Investor is not purchasing the Common Shares as a result of any advertisement, article, notice or other communication regarding the Common Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement or as a result of any filing by the Company with the Commission. Investor understands and acknowledges that its discussions with the Company, as well as the Disclosure Materials and any other written information provided by the Company, (i) were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily an exhaustive description, and (ii) may have contained forward-looking statements involving known and unknown risks and uncertainties which may cause the Company’s actual results in future periods or plans for future periods to differ materially from what was anticipated and that no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements. The foregoing, however, does not limit or modify the representations and warranties of the Company in Article II of this Agreement or the right of the Investors to rely thereon.
     4.4 Access to Information. Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Common Shares and the merits and risks of investing in the Common Shares; (ii) adequate access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.
     4.5 Governmental Review. Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Shares or the fairness or suitability of the investment in the Common Shares nor have such authorities passed upon or endorsed the merits of the offering of the Common Shares.
     4.6 Regulation S. (a) Investor understands and acknowledges that (i) the Common Shares have not been registered under the Securities Act, are being sold in reliance upon an exemption from registration afforded by Regulation S and that the Common Shares have not been registered with any state securities commission or authority and that the Company is relying upon the truth and accuracy of, and Investor’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of Investor set forth herein in order to determine the availability of such exemption and the eligibility of the Investor to acquire the Common Shares; (ii) Investor will not be afforded the protection of Section 11 of the Securities Act and that, pursuant to Regulation S, the Common Shares may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation S and Rule 144, pursuant to registration under the Securities Act, or pursuant to an available exemption thereunder; and (iii) Investor is under no obligation to register the Common Shares under the Securities Act or any state securities law, or to take any action to make any exemption from any such registration provisions.
          (b) (i) Investor is not a U.S. Person and is not acquiring the Common Shares for the account of any U.S. Person; (ii) no director or executive officer of Investor is a national or citizen of the United States; and (iii) Investor is not otherwise deemed to be a “U.S. Person” within the meaning of Rule 902(k) of Regulation S.
          (c) Investor was not formed specifically for the purpose of acquiring the Common Shares purchased pursuant to this Agreement.
          (d) Investor is purchasing the Shares for its own account and risk and not for the account or benefit of a U.S. Person as defined in Regulation S and no other Person has any interest in or participation in the Common Shares or any right, option, security interest, pledge or other interest in or to the Common Shares. Investor understands, acknowledges and agrees that it must bear the economic risk of its investment in the Shares for an indefinite period of time and that prior to any such offer or sale, the Company may require, as a condition to effecting a transfer of the Common Shares, an opinion of counsel, acceptable to the Company, as to the registration or exemption therefrom under the Securities Act and any state securities acts, if applicable.
          (e) Investor agrees that it will neither offer nor sell any Common Shares during the Distribution Compliance Period to U.S. Persons. Investor will, after the expiration of the Distribution Compliance Period, offer, sell, pledge or otherwise transfer any of the Common Shares only in accordance with Regulation S, following the effective date of a Registration Statement registering the resale of the Common Shares, or pursuant to an available exemption under the Securities Act and, in any case, in accordance with applicable state securities laws. The transactions contemplated by this Agreement have neither been pre-arranged with a purchaser who is in the United States or who is a U.S. Person, nor are they part of a plan or scheme to evade the registration provisions of the United States federal securities laws.
          (f) The offer leading to the sale evidenced hereby was made in an “offshore transaction.” For purposes of Regulation S, Investor understands that an “offshore transaction” as defined under Regulation S is any offer or sale not made to a person in the United States and either (i) at the time the buy order is originated, the purchaser is outside the United States, or the seller or any person acting on his behalf reasonably believes that the purchaser is outside the United States; or (ii) for purposes of (A) Rule 903 of Regulation S, the transaction is executed in, or on or through a physical trading floor of an established foreign exchange that is located outside the United States or (B) Rule 904 of Regulation S, the transaction is executed in, on or through the facilities of a designated offshore securities market, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States.
          (g) Neither the Investor nor any affiliate or any person acting on the Investor’s behalf, has made or is aware of any “directed selling efforts” in the United States, which is defined in Rule 902(c) of Regulation S to be any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Common Shares being offered hereby in reliance on Regulation S.
          (h) Investor understands that the Company is the seller of the Common Shares which are the subject of this Agreement, and that, for purpose of Regulation S, a “distributor” is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an “affiliate” is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. Investor agrees that Investor will not, during the Distribution Compliance Period set forth under Rule 903(b)(iii)(A) of Regulation S, act as a distributor, either directly or through any affiliate, nor shall it sell, transfer, hypothecate or otherwise convey the Common Shares other than to a non-U.S. Person.
          (i) Investor acknowledges that until (A) the Common Shares may be sold in compliance with Regulation S and Rule 144 or (B) such time as the resale of the Common Shares has been registered under the Securities Act, the certificates representing the Common Shares will bear a restrictive legend substantially in the following form (and a stop-transfer may be placed against transfer of the certificates for such Common Shares):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN “OFFSHORE TRANSACTION” IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.
     The legend set forth above will be removed and the Company will issue a certificate without the legend to the holder of any certificate upon which it is stamped, in accordance with the terms of Article VII hereof.
ARTICLE V
REGISTRATION RIGHTS
     5.1 Demand Registration.
          (a) If at any time commencing six months after the Closing Date and ending 60 days prior to the expiration of the Registration Period, the Company receives a written demand from Holders of a majority of the Registrable Securities then outstanding that the Company file a Registration Statement (the “Demand Notice”), then the Company shall prepare, and, as soon as practicable but in no event later than the applicable Filing Deadline, file with the Commission a Registration Statement covering the resale of all of the Registrable Securities requested by the Holders to be included in such registration statement, which shall not be less than 25% of the Registrable Securities. Within 10 days of receipt of the Demand Notice, the Company will send written notice (the “Company Notice”) of the Demand Notice and its intention to comply therewith to each other Holder and include in such registration all Registrable Securities of the Holders with respect to which the Company has received written request for inclusion within 10 days after the date of delivery of the Company Notice. The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the Commission as soon as practicable, but in no event later than the applicable Effectiveness Deadline. By 9:30 a.m. New York Time on the Business Day following the Effective Date, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.
          (b) If for any reason the Commission does not permit all of the Registrable Securities to be included in the Registration Statement filed pursuant to Section 5.1(a), or for any other reason any Registrable Securities are not then included in a Registration Statement filed under this Agreement, then the Company shall prepare, and, as soon as practicable but in no event later than the applicable Filing Deadline, file with the Commission an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. The

Company shall use its reasonable best efforts to cause each such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the applicable Effectiveness Deadline. By 9:30 a.m. New York Time on the Business Day following the Effective Date, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.
     5.2 Piggy-Back Rights. Commencing six months after the Effective Date and ending 60 days prior to the expiration of the Registration Period, whenever the Company proposes to register any of its securities for its own account or for the account of others, then the Company will promptly give the Holders written notice thereof and will use its reasonable best efforts to include in such registration all or any part of the Registrable Securities requested by such Holders to be included therein. This requirement does not apply to Company registrations on Form S-4 or S-8 or their equivalents relating to equity securities to be issued solely in connection with an acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans. Each Holder must give its request for registration under this paragraph to the Company in writing within 25 days after receipt from the Company of notice of such pending registration. If the registration for which the Company gives notice is an underwritten public offering, the Company will so advise the Holders as part of the above-described written notice. If the managing underwriter of any proposed underwritten public offering advises the Company that the total amount of Registrable Securities that the Holders and any other shares of Common Stock that Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Common Stock offered or the market for the Common Stock, then the shares of Common Stock to be included in such underwritten offering shall include the number of shares of Common Stock that such managing underwriter advises the Company can be sold without having such adverse effect, with such number to be allocated (i) first, to the Company; (ii) second, to the Stockholders who have requested participation in the underwritten offering; (iii) third, pro rata among the Holders who have requested participation in such underwritten offering, based, for each Holder, on the fraction derived by dividing (x) the number of shares of Registrable Securities proposed to be sold by such Holder in such underwritten offering by (y) the aggregate number of Registrable Securities proposed to be sold by all Holders in such underwritten offering; and (iv) fourth, any other Person holding Common Stock requesting participation in such underwritten offering. If the registration for which the Company gives notice is other than an underwritten public offering, the Company, at its sole discretion, may exclude all or any portion of the Registrable Securities from the Registration Statement pursuant to applicable SEC Guidance.
     5.3 Notice. In connection with the registration rights granted pursuant to this Agreement, during the Registration Period, the Company shall:
          (a) notify (by telephone and also by facsimile and reputable overnight courier) each Holder who holds Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will promptly prepare and file a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and will deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request; and

          (b) notify the suspension to all Holders whose securities are covered by the Registration Statement if the use of the Registration Statement is suspended by the Company, and subsequently notify each such Holder as soon as the use of the Registration Statement may be resumed, provided, however, that notwithstanding anything to the contrary contained herein, the Company will cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in accordance with the terms hereof in connection with any sale of Registrable Securities with respect to which such Holder has entered into a contract for sale prior to receipt of notice of such suspension and for which such Investor has not yet settled, unless otherwise prohibited by law.
     5.4 Listing of Securities. With respect to any registration of the Company’s Common Stock pursuant to this Article 5, the Company will, as expeditiously as possible, cause all Registrable Securities covered by any Registration Statement to be listed on each securities exchange on which the Common Stock is then listed.
     5.5 Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Article 5 will be borne by the Company; provided, however, the Company shall not bear the costs and expenses of brokerage fees or transfer taxes for any selling Holder, or the fees and expenses of any attorneys, accountants or other representatives retained by any selling Holder.
     5.6 Indemnification.
          (a) Indemnification by the Company. The Company agrees to indemnify each Holder, its officers, directors and agents and each person who “controls” such Holder within the meaning of the Securities Act and the Exchange Act (each, an “Indemnified Holder”), against losses, claims, damages, including amounts incurred in settlement, liabilities and expenses arising out of, based upon or resulting from any untrue statement or alleged untrue statement of a material fact in this Agreement or any Registration Statement covering the Registrable Securities or any prospectus which forms a part of such Registration Statement or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon information furnished in writing to the Company by such Indemnified Holder or its representative expressly for the use therein. Additionally, the Investor agrees that the Company will not be liable for any untrue statement or omission regarding any joint venture or business arrangement between the Company and the Investor contained in any Registration Statement or document incorporated by reference therein. With respect to the foregoing sentence, Investor may provide such information regarding any such joint venture or business relationship in writing to the Company expressly for the use therein.
          (b) Indemnification by Holders of Registrable Securities. Each Holder participating in a Registration agrees to indemnify the Company, its directors, officers and agents and each person who “controls” the Company (within the meaning of the Securities Act and the Exchange Act) against losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact in any Registration Statement covering the Registrable Securities or any prospectus which forms a part of such Registration Statement or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent, and only to the extent, that any such loss, claim, damage, liability or expense arises out of, is based upon or results from any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon, in reliance on and in conformity in all material respects with, information furnished in writing to the Company by such Holder or its representative expressly for use therein. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
          (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will: (i) give prompt written notice to the indemnifying party after the receipt by the indemnified party of a written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party will claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding Section 5.6(a) or 5.6(b), as applicable, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice, and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will be required to consent to the entry of any judgment or to enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff of a release from all liability in respect of such claim or litigation. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any one jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.
          (d) Contribution. If for any reason the indemnification provided for in Sections 5.6(a) or 5.6(b), as applicable, is unavailable to an indemnified party as contemplated by such Section, then the indemnifying party, in lieu of indemnification, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.
     5.7 Holders’ Obligations. In connection with the registration rights granted pursuant to this Agreement, the Holders shall:
          (a) furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as is reasonably required by the Company to effect the registration of the Registrable Securities at least ten Business Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement;
          (b) cooperate with the Company, as reasonably requested by the Company, in connection with the preparation and filing of any Registration Statement hereunder, unless such

Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from the Registration Statement;
          (c) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.3, each Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until it receives copies of the supplemented or amended prospectus contemplated by Section 5.3, and if so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Holder’s possession (other than a limited number of file copies) of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice;
          (d) comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to a Registration Statement; and
          (e) if participating in an underwritten public offering, enter into and perform such Holder’s obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering, and will take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of its Registrable Securities from such Registration Statement.
ARTICLE VI
OTHER AGREEMENTS OF THE PARTIES
     6.1 Rule 144. In order to make available to the Holders the benefits of Rule 144 or any similar rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration, the Company will file with the Commission in a timely manner, and make and keep available, all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and file and make available of such reports and other documents as required for the applicable provisions of Rule 144.
     6.2 Short Sales. Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, executed any Short Sales in the securities of the Company, nor will Investor, at any time, use any of the Common Shares to cover any short position in the Common Stock. Additionally, Investor understands and acknowledges that the Commission currently takes the position that coverage of short sales of the Common Stock “against the box” prior to the effective date of the Registration Statement issuable hereunder is a violation of Section 5 of the Securities Act, as set forth in Item 65 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.
     6.3 Lock-Up Agreement. On or before the date hereof, Investor will sign a “lock-up” agreement, in the form attached hereto as Exhibit A, relating to sales and certain other dispositions of shares of Common Stock.

ARTICLE VII
TRANSFER AGENT INSTRUCTIONS; REMOVAL OF LEGENDS
     7.1 Issuance of Certificates. The Company will, or will instruct its transfer agent to, issue certificates, registered in the name of Investor or its nominee, for the Common Shares. All such certificates will bear the restrictive legend described in Section 4.6(i), except as otherwise specified in this Article VII. The Company will not give to its transfer agent any instruction other than as described in this Article VII and stop transfer instructions to give effect to Section 4.6(i) hereof (prior to registration of the Common Shares under the Securities Act). Nothing in this Article VII affects in any way the Investor’s obligations to comply with all applicable prospectus delivery requirements, if any, upon resale of the Common Shares.
     7.2 Unrestricted Securities. If, unless otherwise required by applicable state securities laws, (a) the Common Shares represented by a certificate have been registered under an effective Registration Statement filed under the Securities Act, (b) a Holder of Common Shares provides the Company and its transfer agent with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Shares may be made without registration under the Securities Act and such sale either has occurred or may occur without restriction on the manner of such sale or transfer, (c) such Holder provides the Company and its transfer agent with reasonable assurances that the Holder has sold such Common Shares under Regulation S and Rule 144, or (d) the Common Shares represented by a certificate can be sold without restriction as to the number of securities sold under Regulation S and Rule 144(k), the Company will permit the transfer of the Common Shares, and the Company’s transfer agent will issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such Holder.
ARTICLE VIII
CONDITIONS PRECEDENT; TERMINATION
     8.1 Conditions Precedent to the Obligations of the Company. The obligation of the Company to issue and sell the Common Shares to Investor at the Closing is subject to the satisfaction by Investor, on or before the Closing Date, of each of the following conditions. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.
          (a) The representations and warranties of the Investor must be true and correct in all material respects as of the Effective Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be correct as of such date).
          (b) Investor shall have performed, satisfied and complied in all material respects with each covenant, agreement and condition required by this Agreement to be performed, satisfied or complied with by Investor at or prior to the Closing.
          (c) No statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement, and which could, individually or in the aggregate, have a Material Adverse Effect.

          (d) The S-1 shall have been declared effective by the Commission.
          (e) The Company and the other parties thereto shall have executed and delivered the Underwriting Agreement.
     8.2 Conditions Precedent to the Obligations of the Investor. The obligation of Investor to purchase the Common Shares from the Company at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions. These conditions are for Investor’s benefit and may be waived by Investor at any time in its sole discretion.
          (a) The representations and warranties of the Company must be true and correct in all material respects as of the Effective Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be correct as of such date).
          (b) The Company shall have performed, satisfied and complied in all material respects with each covenant, agreement and condition required hereby to be performed, satisfied or complied with by the Company at or prior to the Closing
          (c) No statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement, and which could, individually or in the aggregate, have a Material Adverse Effect.
          (d) The S-1 shall have been declared effective by the Commission.
          (e) The Company and the other parties thereto shall have executed and delivered the Underwriting Agreement.
          (f) Since the date of this Agreement, there shall not have occurred any Material Adverse Effect, and no event shall have occurred or circumstance shall exist that, in combination with any other events or circumstances, could reasonably be expected to have or result in a Material Adverse Effect.
     8.3 Termination. The obligations of the parties under this Agreement shall terminate upon (a) mutual written consent of the parties, or (b) unless extended by mutual written consent of the parties, at 5:00 p.m. New York Time on June 30, 2008, if the Closing shall have not occurred prior to that time and date.
ARTICLE IX
MISCELLANEOUS
     9.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the transactions contemplated hereby.
     9.2 Governing Law; Jurisdiction; Jury Trial Waiver. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the United States federal and state courts located in the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.
     9.3 Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
     9.4 Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.
     9.5 Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.
     9.6 Entire Agreement. This Agreement, together with the exhibits and schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
     9.7 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
     9.8 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York Time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 6:30 p.m. (New York Time) on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Howard D. Polsky
Senior Vice President and General Counsel
K12 Inc.
2300 Corporate Park Drive
Herndon, VA 20171
Fax: (703) 483-7496

With a copy to:	William P. O’Neill
Latham & Watkins LLP
555 Eleventh Street, NW, Suite 1000
Washington, DC 20004
Fax: (202) 637-2201

If to Investor:	Attn: Kamal Bahamdan
KB Education Investments Limited
c/o Sara Holding
112-116 Al Dugaither Center
Tahliyah Street
Riyadh 11561
Telephone: +9661 463 6324
Fax: +9661 463 6370
     Each party will provide written notice to the other parties of any change in its address in accordance with the notice provisions hereof.
     9.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor, and no Investor may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company. Notwithstanding the foregoing, the rights of the Investor to register Registrable Securities pursuant to this Agreement, may be assigned by the Investor to transferees or assignees of all or any portion of the Registrable Securities, but only if (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) after such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer is made in accordance with the applicable requirements of this Agreement, and (vi) the transfer is in compliance with Regulation S.
     9.10 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
     9.11 Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
     9.12 No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
[Signature page follows]

     IN WITNESS WHEREOF, the Company and the undersigned Investor have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

K12 INC.

By:	/s/ Ronald J. Packard

	Name:	Ronald J. Packard

	Title:	Chief Executive Officer

INVESTOR:

KB EDUCATION INVESTMENTS LIMITED

By:	/s/ Kamal Bahamdan

	Name:	Kamal Bahamdan

	Title:	Director

Signature Page to Stock Subscription Agreement

Exhibit A
[Form of Lock-Up Agreement]

Schedule I
The Statutory Prospectus
The Company’s Registration Statement on Form S-1 (Registration No. 333-144894), as amended, originally filed by the Company with the Commission on July 26, 2007, including any and all exhibits filed therewith.